Exhibit 10.12

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of _____ ___, 2007, by and among Sonterra Resources, Inc. (f/k/a River Capital Group, Inc.), a Delaware corporation, with headquarters currently located at Suite 312, 7 Reid Street, Hamilton Bermuda HM11 (the "Company"), and The Longview Fund, L.P., a California limited partnership ("Buyer").

         WHEREAS:

         A. In connection with the Securities Exchange and Additional Note Purchase Agreement, by and among the parties hereto and dated as of August __, 2007 (the "Securities Exchange Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Exchange Agreement, to issue at the Exchange Closing (as defined in the Securities Exchange Agreement) to the Buyer (i) senior secured notes of the Company, (ii) shares (the "New Common Shares") of the Company's common stock, $0.001 par value (the "Common Stock"), and (iii) a warrant to purchase shares of Common Stock (such warrant, together with any warrant issued in exchange or substitution therefor or replacement thereof, and as the same may be amended, restated or modified and in effect from time to time, the "Warrant"; and the shares of Common Stock issuable upon exercise of the Warrant being referred to herein as the "Warrant Shares");

         B. Pursuant to the Securities Exchange Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Buyer hereby agree as follows:

         1.       DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  a. "1934 Act" means, collectively, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute.

                  b. "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                  c. "Demand Registration Filing Deadline" means the date that is thirty (30) days after delivery to the Company of a Demand Registration Request; provided, however, that in the case of a Demand Registration for an offering pursuant to Rule 415, the "Demand Registration Filing Deadline" shall mean the later of such date and the earliest date that the Company is permitted to file the Registration Statement by the SEC.

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                  d.       "Effectiveness Deadline" means the Initial
Effectiveness Deadline, an Additional Warrant Share Registration Effectiveness Deadline or a Demand Registration Effectiveness Deadline, as applicable.

                  e. "Filing Deadline" means the Initial Filing Deadline, an Additional Warrant Share Registration Filing Deadline or a Demand Registration Filing Deadline, as applicable.

                  f. "Initial Effectiveness Date" means the date the Initial Registration Statement is declared effective by the SEC.

                  g.       "Initial Effectiveness Deadline" means the later of
(i) the date that is 120 days after the Exchange Closing Date and (ii) the Initial Filing Date.

                  h. "Initial Filing Date" means the date on which the Initial Registration Statement is filed with the SEC.

                  i. "Initial Filing Deadline" means the date (such date, the "Target Date") that is thirty (30) days after the Exchange Closing Date; provided, however that, if on the Exchange Closing Date the Warrant Registrable Securities are not then eligible for sale on a delayed or continuous basis by the Investors pursuant to Rule 415, the Initial filing Deadline shall be the later of (i) the Target Date and (ii) the earlier of (A) the date that is the tenth (10th) Business Day following the date on which the Investors shall have delivered to the Company the information required by Item 508 of Regulation S-K under the Securities Act with respect to a plan of distribution for the Warrant Registrable Shares other than in accordance with Rule 415 and (B) the first date on which the Warrant Registrable Securities are eligible for sale on a delayed or continuous basis by the Investors pursuant to Rule 415.

                  j. "Initial Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act pursuant to Section 2(a) hereof covering the Warrant Registrable Securities.

                  k. "Investor" means the Buyer, any transferee or assignee thereof to whom the Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 11 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 11.

                  l.       "Permitted Registration Amount" means the lesser of
(i) the number of Registrable Securities requested to be included in a Registration Statement for a Demand Registration or a Piggyback Registration, as applicable and (ii) the maximum number of Registrable Securities the Company is permitted to include in such Registration Statement by the SEC.

                  m. "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

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

                  n. "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a governmental or any department or agency thereof, or any other legal entity.

                  o. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

                  p. "Registrable Securities" means (i) the New Common Shares, (ii) the Warrant Shares issued or issuable upon exercise of the Warrant,
(iii) any other shares of Common Stock held by Buyer on the date of this Agreement, or issuable upon exercise, exchange or conversion of any other securities held by Buyer on the date of this Agreement, (such shares, the "Other Common Shares"), and (iv) any shares of capital stock of the Company issued or issuable with respect to the Warrant, the New Common Shares, the Warrant Shares or the Other Common Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise provided, however, that any such Registrable Securities shall cease to be Registrable Securities when
(A) a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (B) such securities are sold in accordance with Rule 144 (as defined in Section 10) or (c) such securities become transferable without any restrictions in accordance with Rule 144(k) (or any successor provision).

                  q. "Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities.

                  r. "Rule 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

                  s. "Trading Day" means any day on which the Common Stock is traded on the Principal Market; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade, or actually trades, on the Principal Market for less than 4.5 hours.

                  t. "Warrant Registrable Securities" means (i) the Warrant Shares issued or issuable upon exercise of the Warrant and (ii) any shares of capital stock issued or issuable with respect to the Warrant or the Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that any such Warrant Registrable Securities shall cease to be Warrant Registrable Securities when (A) a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (B) such securities are sold in accordance with Rule 144, or (C) such securities become transferable without any restrictions in accordance with Rule 144(k) (or any successor provision).

                  u. "Principal Market" means, with respect to the Common Stock, the OTC Bulletin Board; provided however, that, if after the date of this

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Agreement the Common Stock is listed on a national securities exchange,
"Principal Market" shall mean such national securities exchange; and, with respect to any other security, "Principal Market" means the principal securities exchange or trading market for such security.

                  v. "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on its Principal Market during the period beginning at 9:30 a.m. New York City time (or such other time as its Principal Market publicly announces is the official open of trading) and ending at 4:00 p.m. New York City time (or such other time as its Principal Market publicly announces is the official close of trading) as reported by Bloomberg Financial Markets (or any successor thereto) ("Bloomberg") through its "Volume at Price" functions, or if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m. New York City time (or such other time as such over-the-counter market publicly announces is the official open of trading), and ending at 4:00 p.m. New York City time (or such other time as such over-the-counter market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the applicable Investor. If the Company and the applicable Investor are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by the Chicago office of an investment banking firm mutually agreeable to the applicable Investor and the Company. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during any period during which the Weighted Average Price is being determined.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Exchange Agreement.

         2.       INITIAL MANDATORY REGISTRATION.
                  ------------------------------

                  a. Initial Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than the Initial Filing Deadline, file with the SEC a Registration Statement on Form S-3 (subject to Section 2(c)), covering the resale of all of the Warrant Registrable Securities. The Initial Registration Statement prepared pursuant hereto shall register for resale at least that number of Warrant Registrable Securities equal to 100% of the number of Warrant Shares issued or issuable upon exercise of the Warrant as of the second Trading Day immediately preceding the date the Initial Registration Statement is initially filed with the SEC. The Company shall use its reasonable best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline.

                  b. Allocation of Registrable Securities. The initial number of Warrant Registrable Securities included in the Initial Registration Statement (or any other Registration Statement filed pursuant to this Section 2) and each increase in the number of Warrant Registrable Securities included

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therein shall be allocated pro rata among the Investors based on the number of such Warrant Registrable Securities held by each Investor at the time such Registration Statement or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Warrant Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Warrant Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in the Initial Registration Statement (or any other Registration Statement filed pursuant to this Section 2) and which remain allocated to any Person which ceases to hold any Warrant Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Warrant Registrable Securities then held by such Investors which are covered by such Registration Statement. For purposes hereof, the number of Warrant Registrable Securities held by an Investor includes all Warrant Registrable Securities issuable upon the exercise of Warrants held by such Investor, without regard to any limitations on exercise of the Warrant. In no event shall the Company include any securities other than Registrable Securities in any Registration Statement filed pursuant to this Section 2.

                  c. Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of the Warrant Registrable Securities hereunder, the Company shall (i) register the Warrant Registrable Securities on Form S-1, Form SB-2 or another appropriate form reasonably acceptable to the holders of two-thirds of the Warrant Registrable Securities, and (ii) undertake to register the Warrant Registrable Securities on Form S-3 (by post-effective amendment to the existing Registration Statement or otherwise) as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Warrant Registrable Securities has been declared effective by the SEC.

                  d. Sufficient Number of Shares Registered. In the event the number of shares available under the Initial Registration Statement filed pursuant to Section 2(a) (or any Registration Statement previously filed pursuant to this Section 2(d)) is insufficient to cover all of the Warrant Registrable Securities required to be covered by the Initial Registration Statement (or Registration Statement previously filed pursuant this Section 2(d)) or an Investor's allocated portion of such Warrant Registrable Securities pursuant to Section 2(b), the Company shall, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises (an "Additional Warrant Share Registration Filing Deadline"), amend the Initial Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to register for resale at least that number of Warrant Registrable Securities equal to 100% of the number of Warrant Shares issued or issuable upon exercise of the Warrant as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement with the SEC. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event not later than seventy-five (75) days following the filing thereof (an "Additional Warrant Share Registration Effectiveness Deadline"). For purposes of the foregoing provision, the number of shares available under the Initial Registration Statement (or any Registration Statement previously filed pursuant to this Section 2(d)) shall be deemed "insufficient to cover all of the Warrant Registrable Securities" if, as of any date of determination, the number of Warrant Registrable Securities equal to the number of Warrant Shares issued or

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

issuable as of such time upon exercise of the Warrant is greater than the number of Warrant Registrable Securities available for resale under such Registration Statement.

                  e. Effect of Failure to File and Obtain and Maintain Effectiveness of Mandatory Registration Statement. If (A) a Registration Statement covering Registrable Securities and required to be filed by the Company pursuant to Section 2(a) or Section 2(d) is not (I) filed with the SEC on or before the applicable Filing Deadline or (II) declared effective by the SEC on or before the applicable Effectiveness Deadline, or (B) on any day after Registration Statement has been declared effective by the SEC sales of all the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 5(t)) pursuant to such Registration Statement (including because of a failure to keep the such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient shares of Common Stock, as determined in accordance with Section 2(e), or because a post-effective amendment to such Registration Statement has been filed but not been declared effective), then, as partial relief for the damages to any holder of Warrants by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to such holder an amount in cash equal to the product of (X) the total Aggregate Exercise Price (as defined in the Warrant) of the Warrant held by such holder, multiplied by (Y) the sum of (I) 0.02, if such Registration Statement is not filed by the applicable Filing Deadline, plus (II) 0.02, if such Registration Statement is not declared effective by the applicable Effectiveness Deadline, plus (III) the product of
(I) 0.000667 multiplied by (II) the sum (without duplication) of (1) the number of days after the applicable Filing Deadline that such Registration Statement is not filed with the SEC, plus (2) the number of days after the applicable Effectiveness Deadline that such Registration Statement is not declared effective by the SEC, plus (3) the number of days after such Registration Statement has been declared effective by the SEC that such Registration Statement is not available (other than during an Allowable Grace Period) for the sale of at least all the Warrant Registrable Securities required to be included on such Warrant Registration Statement pursuant to this Section 2. The payments to which a holder shall be entitled pursuant to this Section 2(e) are referred to herein as "Warrant Share Registration Delay Payments." Warrant Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Warrant Registration Delay Payments are incurred and
(II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Warrant Share Registration Delay Payments in a timely manner, such Warrant Registration Delay Payments shall bear interest, in each case until paid in full, at a rate equal to the lesser of (A) 2.0% per month (equivalent to a per annum rate of 24.0%), prorated for partial months, and (B) the highest lawful interest rate.

         3.       DEMAND REGISTRATION.
                  -------------------

                  a. Long-Form Registrations. Subject to the terms of this Agreement, any Investors holding at least two-thirds (2/3) of the then-outstanding Registrable Securities may at any time following the Exchange Closing Date request (any such request, a "Long-Form Demand Registration Request") registration of all or part of their Registrable Securities on Form

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

S-1, Form SB-2 or any similar long-form registration. Within five (5) days after receipt of any request pursuant to this Section 3(a), the Company will give written notice of such request to all other Investors holding Registrable Securities. The Company shall prepare, and, as soon as practicable but in no event later than the Demand Registration Filing Deadline, file with the SEC a Registration Statement, and the Company shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion within twenty (20) days after delivery of the Company's notice; provided, however, that if at the time of issuance of such Long-Form Demand Registration Request, the Registrable Securities are eligible to be sold on a delayed or continuous basis pursuant to Rule 415 and the Demand Registration is for an offering pursuant to Rule 415, the Company shall not be required to include in such Demand Registration Statement a number of Registrable Securities in excess of the Permitted Registration Amount. All registrations requested pursuant to this Section 3(a) are referred to herein as "Long-Form Demand Registrations." The Company is obligated to effect no more than three (3) Long-Form Demand Registrations in any 12-month period.

                  b. Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 3(a), at any time following the Exchange Closing Date that the Company is eligible to use a Form S-3 (or any similar short-form registration) for resale of Common Stock by selling security holders, Investors holding at least two-thirds (2/3) of the then-outstanding Registrable Securities may request (any such request, or any Long-Form Demand Registration Request, a "Demand Registration Request") registrations of all or part of their Registrable Securities on Form S-3 or any similar short-form registration ("Short-Form Demand Registrations" and, together with the Long-Form Demand Registrations, "Demand Registrations"). Within five (5) Business Days after receipt of any request pursuant to this Section 3(b), the Company will give written notice of such request to all other Investors holding Registrable Securities. The Company shall prepare, and, as soon as practicable but in no event later than the Demand Registration Filing Deadline, file with the SEC a Registration Statement, and the Company shall include in such Registration Statement all Registrable Securities with respect to which the Company has received written requests for inclusion within twenty (20) days after delivery of the Company's notice; provided, however, that if the Demand Registration is for an offering pursuant to Rule 415, the Company shall not be required to include in such Demand Registration Statement a number of Registrable Securities in excess of the Permitted Registration Amount. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use Form S-3 or any applicable short form therefor. If a Short-Form Registration is to be an underwritten public offering, and if the underwriters for marketing or other reasons request the inclusion in the Registration Statement of information which is not required under the 1933 Act to be included in a Registration Statement on the applicable form for the Short-Form Registration, the Company will provide such information as may be reasonably requested for inclusion by the underwriters in the Short-Form Registration. The Company is not obligated to effect more than three (3) Short-Form Demand Registrations in any 12-month period.

                  c. Filing Deadlines and Effectiveness Dates. The Company shall use its reasonable best efforts to have any Registration Statement filed pursuant to this Section 3 declared effective by the SEC as soon as practicable, but in no event later than the date which is seventy-five (75) days after the date such Registration Statement is initially filed with the SEC (the "Demand Registration Effectiveness Deadline").

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

                  d. Allocation and Priority of Registrable Securities in a Demand Registration.

                           i.       The Company will not include in any Demand
Registration any securities which are not Registrable Securities without the prior written consent of the Investors holding securities representing at least two-thirds (2/3) of the Registrable Securities to be included in such Demand Registration. If a Demand Registration is for an offering pursuant to Rule 415 and the number of Registrable Securities required by the Investors to be included therein exceeds the Permitted Registration Amount, the initial number of Registrable Securities included in any Registration Statement in respect of such Demand Registration and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors holding Registrable Securities on the basis of the number of Registrable Securities owned by such Investors, with further successive pro rata allocations among the Investors if any such Investor has requested the registration of less than all of the Registrable Securities such Investor is entitled to register. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Demand Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Demand Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. For purposes hereof, the number of Registrable Securities held by an Investor includes all shares of Common Stock issuable upon exercise of Warrants (and upon conversion, exercise or exchange of other securities held by Buyer on the date of this Agreement) held by such Investor, with further successive pro rata allocations among the Investors if any such Investor has requested the registration of less than all of the Registrable Securities such Investor is entitled to register.

                           ii.      If a Demand Registration is an underwritten
public offering and the managing underwriters advise the Company in writing that in their opinion the inclusion of the number of Registrable Securities and other securities requested to be included creates a substantial risk that the price per share of Common Stock will be reduced, the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without creating such a risk, pro rata among the respective Investors holding Registrable Securities on the basis of the number of Registrable Securities owned by such Investors, with further successive pro rata allocations among the Investors if any such Investor has requested the registration of less than all such Registrable Securities such Investor is entitled to register.

                  e. Selection of Underwriters. The Investors holding at least two-thirds (2/3) of the Registrable Securities included in any Demand Registration shall have the right to elect that the Demand Registration shall be underwritten and, if so elected, to select the investment bank(s) and manager(s) to administer the offering, subject to the Company's approval, which shall not be unreasonably withheld, conditioned or delayed.

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                  f.       Effect of Failure to File and Obtain and Maintain
Effectiveness of a Demand Registration Statement. If (i) a Registration Statement covering Registrable Securities and required to be filed by the Company pursuant to Section 3(a) or Section 3(b) of this Agreement is not (A) filed with the SEC on or before the applicable Filing Deadline or (B) declared effective by the SEC on or before the applicable Effectiveness Deadline, or (ii) on any day after any such Registration Statement has been declared effective by the SEC sales of all the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 5(t)) pursuant to such Registration Statement (including because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient shares of Common Stock, as determined in accordance with this Section 3, or because a post-effective amendment to such Registration Statement has been filed but not been declared effective), then, as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to such holder an amount in cash equal to the product of (i) the sum of (A) the total Aggregate Exercise Price (as defined in the Warrant) of the Warrant held by such holder, plus (B) the product of (I) the total number of New Common Shares and Other Common Shares held by such holder, multiplied by (II) the arithmetic average of the Weighted Average Price of the Common Stock on each of the five
(5) consecutive Trading Days immediately preceding the Exchange Closing Date (subject to appropriate adjustment for any stock dividend, stock split, stock combination or other similar transaction occurring during such period) multiplied by (ii) the sum of (a) 0.02, if such Registration Statement is not filed by the applicable Filing Deadline, plus (b) 0.02, if such Registration Statement is not declared effective by the applicable Effectiveness Deadline, plus (c) the product of (X) 0.000667 multiplied by (Y) the sum (without duplication) of (1) the number of days after the applicable Filing Deadline that such Registration Statement is not filed with the SEC, plus (2) the number of days after the applicable Effectiveness Deadline that such Registration Statement is not declared effective by the SEC, plus (3) the number of days after such Registration Statement has been declared effective by the SEC that such Registration Statement is not available (other than during an Allowable Grace Period) for the sale of at least all the Registrable Securities required to be included on such Registration Statement pursuant to this Section 3. The payments to which a holder shall be entitled pursuant to this Section 3(f) are referred to herein as "Demand Registration Delay Payments." Demand Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Demand Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Demand Registration Delay Payments is cured. In the event the Company fails to make Demand Registration Delay Payments in a timely manner, such Demand Registration Delay Payments, shall bear interest, in each case until paid in full, at a rate equal to the lesser of (A) 2.0% per month (equivalent to a per annum rate of 24.0%), prorated for partial months, and (B) the highest lawful interest rate.

         4.       PIGGYBACK REGISTRATIONS.
                  -----------------------

                  a. Right to Piggyback. Whenever the Company proposes to register any of its securities under the 1933 Act (other than pursuant to Section 2 or 3 of the Agreement) in connection with a public offering of such securities for cash (other than a registration relating solely to the sale of

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securities to participants in a stock incentive plan of the Company, in their capacity as such) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice (and in any event within five (5) Business Days after its receipt of notice of any exercise of demand registration rights other than under this Agreement), which notice shall describe the offering contemplated thereby, to all Investors of its intention to effect such a registration and will include in such registration all Registrable Securities held by any Investors (in accordance with the priorities set forth in Sections 4(b) and 4(c) below) with respect to which the Company has received written requests for inclusion within twenty (20) days after the delivery of the Company's notice; provided, however, that if the Piggyback Registration is for an offering pursuant to Rule 415, the Company shall not be required to include in such Demand Registration Statement a number of Registrable Securities in excess of the Permitted Registration Amount.

                  b. Allocation and Priority of Registrable Security in a Piggyback Registration.

                           i.       If the Registrable Securities are then
eligible for sale on a delayed or continuous basis pursuant to Rule 415 and a Piggyback Registration is for an offering pursuant to Rule 415 and the number of Registrable Securities required by the Investors to be included therein exceeds the Permitted Registration Amount, the initial number of Registrable Securities included in any Registration Statement in respect of such Piggyback Registration and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors holding Registrable Securities on the basis of the number of Registrable Securities owned by such Investors, with further successive pro rata allocations among the Investors if any such Investor has requested the registration of less than all of the Registrable Securities such Investor is entitled to register. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Piggyback Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Piggyback Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. For purposes hereof, the number of Registrable Securities held by an Investor includes all shares of Common Stock issuable upon exercise of the Warrant (and upon conversion, exercise or exchange of other securities) held by such Investor.

                           ii.      If a Piggyback Registration is an
underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk that the price per share of Common Stock in the offering will be reduced, the Company will include in such registration first, the securities that the Company proposes to sell, second, the Registrable Securities requested to be included in such registration, pro rata among the Investor on the basis of the number of shares of Registrable Securities owned by the Investors, with further successive pro rata allocations among the Investors if any such Investor has requested the registration of less than all of the Registrable Securities such Investor is entitled to register, and third, any other securities requested to be included in such registration.

                           iii.     Priority on Secondary Registrations. If a
Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk that the price per share of Common Stock in the offering will be reduced, the Company will include in such registration first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares of Common Stock or Registrable Securities owned by such holders, with further successive pro rata allocations among such holders if any such holder has requested the registration of less than all of the Registrable Securities such holder is entitled to register, and second, other securities requested to be included in such registration.

                  c. Selection of Underwriters. In connection with any Piggyback Registration, (i) Investors holding at least two-thirds (2/3) of the Registrable Securities requested to be registered shall have the right to elect that such registration be underwritten and to select the managing underwriters (subject to the approval of the Company, which shall not be unreasonably withheld, conditioned or delayed) to administer any offering of the Company's securities covered by Section 5(b)(iii), and (ii) the Company shall have the right to select the managing underwriters (subject to the approval of Investors holding securities representing at least two-thirds (2/3) of the Registrable Securities requested to be registered, which shall not be unreasonably withheld, conditioned or delayed) to administer any offering of the Company's securities covered by Section 5(b)(ii).

         5.       RELATED OBLIGATIONS.
                  -------------------

                  Whenever the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2 or Section 3, the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, or the Company is otherwise obligated to file a Registration Statement pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                  a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the Applicable Filing Deadline) and use its reasonable best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). No later than the first Business Day after such Registration Statement becomes effective, the Company shall file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement to Persons that are not Investors (the "Registration Period"). Such Registration Statement (including any amendments or supplements thereto and any prospectuses (preliminary, final, summary or free writing) contained therein or related thereto shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "reasonable best efforts" shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

                  b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement (which prospectus supplements shall be filed pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act) as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of any amendment or supplement to a Registration Statement or prospectus that is required to be filed pursuant to this Agreement (including pursuant to this Section 5(b)) by reason of the Company filing a report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable and permitted by law, or shall file such amendments or supplements with the SEC on the same day. The Company shall use its reasonable best efforts to cause any post-effective amendment to a Registration Statement to become effective as soon as practicable after such filing. No later than the first Business Day after a post-effective amendment to a Registration Statement becomes effective, the Company shall file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act.

                  c. The Investors holding securities representing at least two-thirds, (2/3) of the Registrable Securities to be included in any Registration Statement shall have the right to select one legal counsel to review such Registration Statements ("Legal Counsel"), which shall be Katten Muchin Rosenman LLP or such other counsel as thereafter designated by the holders of at least two-thirds (2/3) of the Registrable Securities to be included in such Registration Statement. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement. Without limiting the foregoing, the Company shall (A) permit Legal Counsel to review and comment upon (i) the Initial Registration Statement or Registration Statement with respect to a Long Form Registration, at least five (5) Business Days prior to its filing with the SEC, (ii) any Registration Statement with respect of a Short-Form Registration, at least three (3) Business Days prior to its filing with the SEC, and (iii) all other Registration Statements and all amendments and supplements to all Registration Statements, within a reasonable number of days prior to their filing with the SEC, and (B) not file any document, registration statement, amendment or supplement described in the foregoing clause (A) in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a

Registration Statement or any amendment or supplement thereto without providing prior notice thereof to Legal Counsel and each Investor. The Company shall furnish to Legal Counsel, without charge, (i) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (ii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 5.

                  d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference that have not been filed via EDGAR, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, at least one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any prospectus (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  e.       The Company shall use its reasonable best efforts to
(i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under the securities or "blue sky" laws of all the states of the United States and any other jurisdiction reasonably requested by any Investor, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(e) or (y) subject itself to general taxation in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                  f. The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which any prospectus included in, or relating to, a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare and file with the SEC a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver at least one copy of such supplement or amendment to Legal Counsel and each Investor. The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  g. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  h. At the reasonable request (in the context of the securities laws) of any Investor, or in the case of an underwritten offering upon the request of any underwriter, the Company shall furnish to such Investor or underwriter, as the case may be, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as such Investor or underwriter may reasonably request (i) a "comfort letter," dated such date, from the Company's independent registered certified public accountants in form and substance as is customarily given by registered independent registered certified public accountants to underwriters in an underwritten public offering, addressed to the Investors and any underwriters (or if such accountants are prohibited by generally accepted auditing standards from issuing such a "comfort letter" to an Investor, the Company shall furnish to such Investor an "agreed upon procedures" letter covering the same matters to the greatest extent possible, and otherwise in customary form and substance), and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given to underwriters in an underwritten public offering, addressed to such Investor or underwriter, as the case may be.

                  i. At the reasonable request (in the context of the securities laws) of any Investor or, in the case of an underwritten offering, upon the request of any underwriter, the Company shall make available for inspection during regular business hours by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "Inspectors"), and in the case of an underwritten offering by any underwriter all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by such Inspector or underwriter, as the case may be, and cause the Company's officers, directors and employees to supply all information that any Inspector or underwriter may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor or underwriter) or use of any Record or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations, provided that such Investor receiving information pursuant to this Section 5(i) complies with its confidentiality obligations pursuant to this Section 5(i).

                  j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  k.       The Company shall use its reasonable best efforts to
(i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or trading market on which securities of the same class or series issued by the Company are listed, and (ii) without limiting the generality of the foregoing, arrange for at least three market makers to register with the National Association of Securities Dealers, Inc. (the "NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 5(k).

                  l. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the underwriters, if any, and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                  m. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the applicable Registration Statement.

                  n. If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to such Investor, the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering;
(ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and
(iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor.

                  o. The Company shall use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

                  p. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement.

                  q. The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  r. Within one (1) Business Day after a Registration Statement that covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in substantially the form attached hereto as Exhibit A, provided that if the Company changes its transfer agent, it shall immediately deliver any previously delivered notices under this Section 5(r) and any subsequent notices to such new transfer agent.

                  s. To the extent not made by the underwriters in the case of an underwritten offering, the Company shall make such filings with the NASD, pursuant to NASD Rule 2710 or otherwise (including providing all required information and paying required fees thereto), as and when requested by any Investor, or in the case of an underwritten offering, by any underwriter, and make all other filings and take all other actions reasonably necessary to expedite and facilitate the disposition by the Investors of Registrable Securities pursuant to a Registration Statement, including promptly responding to any comments received from the NASD.

                  t. Notwithstanding anything to the contrary in Section 5(f), at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and not, in the opinion of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company shall not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that (A) no Grace Period shall exceed fifteen (15) consecutive days, (B) during any 365 day period such Grace Periods shall not exceed an aggregate of thirty (30) days and (C) the first day of any Grace Period must be at least ten (10) Trading Days after the last day of any prior Grace Period (a Grace Period that satisfies all of the requirements of this Section 5(t) being referred to as an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 5(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the provisions of the first sentence of Section 5(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

                  u. The Company shall not register any of its securities for sale for its own account (other than for issuance to employees, directors and consultants, of the Company under an employee benefit plan or for issuance in a business combination transaction), except pursuant to a firm commitment underwritten offering. Except pursuant to this Agreement, the Company shall not file any Registration Statement (other than on Form S-8) with the SEC prior to the date that the Initial Registration Statement is declared effective by the SEC.

                  v. The Company shall enter into such customary agreements (including, in the case of underwritten offering, an underwriting agreement) and take such other actions as the any of the Investors or underwriters, if any, may reasonably request in order to expedite and facilitate the disposition of the Registrable Securities and any other securities covered by a Registration Statement.

         6.       OBLIGATIONS OF THE INVESTORS.
                  ----------------------------

                  a. At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement and at lease five (5) Business Days prior to the filing of any amendment or supplement Registration Statement, the Company shall notify each Investor in writing of the information, if any, the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement or, with respect to an amendment or a supplement, if such Investor's Registrable Securities are included in such Registration Statement (each an "Information Request"). Provided that the Company shall have complied with its obligations set forth in the preceding sentence, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company, in response to an Information Request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                  b. Each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement in which any Registrable Securities held by such Investors are being included.

                  c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(g) or the first sentence of Section 5(f) or written notice from the Company of an Allowable Grace Period, such Investor will promptly discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(g) or the first sentence of Section 5(f) or receipt of notice that no supplement or amendment is required or that the Allowable Grace Period has ended. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Exchange Agreement in connection with any sale of Registrable Securities with respect to which an Investor provides reasonable evidence that such Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 5(g) or the first sentence of Section 5(f) and for which the Investor has not yet settled.

         7.       EXPENSES OF REGISTRATION.
                  ------------------------

                  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2, 3, 4 and 5, including all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2, 3, 4 and 5, of this Agreement.

         8.       INDEMNIFICATION.
                  ---------------

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor and any underwriter, and the directors, officers, partners, members, managers, employees, agents, representatives of, and each Person, if any, who controls any Investor or underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency authority, or body (including the SEC or any state securities commission, authority or self-regulatory organization, in the United States or anywhere else in the world), whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final, summary or free writing prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement by the Company (the matters in the foregoing clauses
(i) through (iv) being, collectively, "Violations"). Subject to Section 8(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 8(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus (or amendment or supplement thereto) was timely filed with the SEC and furnished by the Company to such Investor pursuant to Section 5(d), and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 11.

                  b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 8(a), the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 8(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 8(b) and the agreement with respect to contribution contained in Section 9 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, however, that the aggregate liability of the Investor in connection with any Violation shall not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such Claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive any transfer of the Registrable Securities by an Investor pursuant to
Section 11.

                  c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 8 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but, except as provided in the following sentence, the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, the representation by such counsel for the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for up to one separate legal counsel (plus local counsel) for the Investors, and such legal counsel shall be selected by the Investors holding at least two-thirds (2/3) in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party or Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 8, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  d. The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                  e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         9.       CONTRIBUTION.
                  ------------

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 8 to the fullest extent permitted by law; provided, however, that:
(i) no Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited to an amount equal to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to the Registration Statement giving rise to such action or claim for indemnification less the amount of any damages that such seller has otherwise been required to pay in connection with such sale.

         10.      REPORTS UNDER THE 1934 ACT.
                  --------------------------

                  With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Exchange Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (or information regarding the locations thereof on the SEC's EDGAR filing system), and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         11.      ASSIGNMENT OF REGISTRATION RIGHTS.
                  ---------------------------------

                  The rights under this Agreement shall be automatically assignable by the Investors to any transferee or assignee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Exchange Agreement.

         12.      AMENDMENT OF REGISTRATION RIGHTS.
                  --------------------------------

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         13.      MISCELLANEOUS.
                  -------------

                  a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile

(provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                     Sonterra Resources, Inc.
                     300 East Sonterra Boulevard, Suite 1220
                     San Antonio, Texas
                     Facsimile: 210-545-3317
                     Attention: Michael J. Pawelek

                     With a copy to:

                     Baker & McKenzie LLP
                     1114 Avenue of the America
                     New York, NY, 10036
                     Facsimile:  212-310-1786
                     Attention: Martin Eric Weisberg, Esq.

         If to Buyer:

                     The Longview Fund, L.P.
                     c/o Viking Asset Management, LLC
                     600 Montgomery Street, 44th Floor
                     San Francisco, CA  94111
                     Facsimile: 415-981-5301
                     Attention: Michael Rudolph

                     With a copy to:

                     c/o Viking Asset Management, LLC
                     10 Glenville Street, 3rd Floor
                     Greenwich, Connecticut 06831
                     Attention: Robert J. Brantman
                     Facsimile: 646-840-4958

                     And with a copy to:

                     Katten Muchin Rosenman LLP
                     525 W. Monroe Street
                     Chicago, Illinois 60661-3693
                     Attention: Mark D. Wood, Esq.
                     Facsimile: 312-902-1061

         If to Legal Counsel, to Katten Muchin Rosenman LLP as set forth above.

         Or, in the case of a Buyer or other party named above, to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least five (5) days prior to the effectiveness of such change.

         If to an Investor (other than the Buyer), to such Investor at the address and/or facsimile number reflected in the records or the Company.

         Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively. Notwithstanding the foregoing, the Company or its counsel may transmit versions of any Registration Statement (or any amendments or supplements thereto) to Legal Counsel in satisfaction of its obligations under Section 5(c) to permit Legal Counsel to review such Registration Statement prior to filing (and solely for such purpose) by email to mark.wood@kattenlaw.com (or such other e-mail address as has been provided for such purpose by Legal Counsel) and provided that delivery and receipt of such transmission shall be confirmed by electronic, telephonic or other means.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, return receipt requested, or by deposit with a nationally recognized overnight delivery service, to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND

AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  e. This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a ".pdf" format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a ".pdf" format data file as a defense to the formation or enforceability of a contract and each party hereto forever waives any such defense.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least two-thirds (2/3) of the Registrable Securities, determined as if the Warrant (any other securities exercisable or exchangeable for, or convertible into Registrable Securities) then outstanding have been converted into or exercised or exchanged for Registrable Securities, without regard to any limitations on the exercise of the Warrants (or any such other securities). Any consent or other determination approved by Investors as provided in the immediately preceding sentence shall be binding on all Investors.

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or in equity.

                  m. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Sections 8(a) and 8(b) hereof, each Investor, any underwriter, and the directors, officers, partners, members, managers, employees, agents, representatives of, and each Person, if any, who controls any Investor or underwriter within the meaning of the 1933 Act or the 1934 Act and each of the Company's directors, each of the Company's officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  n. The Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Investors hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415) and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Investors hereunder.

                  o. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-a-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

                  p. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (c) the use of the word "including" in this Agreement shall be by way of example rather than limitation.

                                   * * * * * *

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                     BUYER:
--------                                     ------

SONTERRA RESOURCES, INC.                     THE LONGVIEW FUND, L.P.

                                             By:  Viking Asset Management, LLC
                                             Its: Investment Adviser


By:     ___________________________          By:     ___________________________
Name:   ___________________________          Name:   Wayne H. Coleson
Title:  ___________________________          Title:  Chief Investment Officer

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]
Attn:

     Re:       Sonterra Resources, Inc.
               ------------------------

Ladies and Gentlemen:

         We are counsel to Sonterra Resources, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Securities Exchange Agreement (the "Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders shares of Common Stock of the Company (the "Common Stock") and warrants (the "Warrants") to purchase shares of Common Stock. Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement"), pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form [S-__] (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names each of the Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC, and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                       Very truly yours,

                                       [ISSUER'S COUNSEL]

                                       By:_____________________________________

cc:    [LIST NAMES OF HOLDERS]